UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2019

Osmotica Pharmaceuticals plc

(Exact name of registrant as specified in its charter)

Ireland	001-38709	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Crossing Boulevard Bridgewater, NJ	08807
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (908) 809-1300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	OSMT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

On September 24, 2019, the board of directors (the “Board”) of Osmotica Pharmaceuticals plc (the “Company”) voted to increase the size of the Board from seven directors to eight directors and appointed Michael DeBiasi to fill the resulting vacancy, effective October 1, 2019. Mr. DeBiasi was also appointed to serve on the Board’s Audit Committee (the “Audit Committee”). In connection with Mr. DeBiasi’s appointment to the Audit Committee, Sriram Venkataraman resigned as a member of the Audit Committee.

As part of his non-employee director compensation, Mr. DeBiasi is expected to receive, subject, in the case of the equity awards, to compliance with the Irish Takeover Rules, (i) an annual cash retainer of $50,000 for service as a Board member, (ii) an annual cash retainer of $10,000 for service as a member of the Audit Committee, and (iii) an annual equity award of restricted stock units valued at $175,000 on the date of grant, which would vest upon the earlier of (x) the first anniversary of the grant date and (y) the Company’s next annual general shareholder meeting. In addition, the Company expects to grant Mr. DeBiasi an initial equity award in connection with his appointment to the Board with a value of $262,500, one-third of which would vest on each of the first three anniversaries of the grant date.

In addition, the Company and Osmotica Holdings US LLC, a subsidiary of the Company, will enter into indemnification agreements with Mr. DeBiasi.  The terms of Mr. DeBiasi’s indemnification agreements with the Company and Osmotica Holdings US LLC are described in the Company’s Registration Statement on Form S-1 (File No. 333-227357) (the “Registration Statement”) and forms of such agreements were filed as Exhibit 10.24 and Exhibit 10.25, respectively, to the Registration Statement.

A copy of the press release announcing Mr. DeBiasi’s appointment to the Board is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Osmotica Pharmaceuticals plc dated September 27, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSMOTICA PHARMACEUTICALS PLC

Date: September 27, 2019
	By:	/s/ Andrew Einhorn
Andrew Einhorn Chief Financial Officer